APPENDIX A

                         YOCREAM International, Inc.
                            2000 STOCK OPTION PLAN

                                  ARTICLE I
                              PURPOSE OF THE PLAN

     The purpose of this 2000 Stock Option Plan (the "Plan") is to advance the interests of YOCREAM International, Inc. (the "Company") and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to employees and non-employee directors of the Company and others who provide services to the Company by giving them an additional opportunity to participate in the ownership of the Company.

                                  ARTICLE II
                                 DEFINITIONS

As used herein, the following definitions will apply:

(a) "Available Shares" means the number of shares of Common Stock available at any time for issuance pursuant to Incentive Stock Options or Nonqualified Stock Options under this Plan as provided in Article III.

(b) "Award" means any grant of an Incentive Stock Option or any grant of a Nonqualified Stock Option under this Plan.

(c) "Board of Directors" means the Board of Directors of the Company.

(d) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means any committee appointed by the Board of Directors in accordance with Article V of this Plan, or, if no such committee has been appointed, shall mean the Board of Directors.

(f) "Common Stock" means the Common Stock of the Company.

(g) "Company" means YOCREAM International, Inc. an Oregon business corporation, and, unless the context otherwise requires, any majority owned subsidiary of the Company and any successor or assignee of the Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise.

(h) "Disabled" means a mental or physical impairment which has lasted or which is expected to last for a continuous period of 12 months or more and which renders an Optionee unable, in the Committee's sole discretion, of performing the duties which were assigned to the Optionee during the 12 month period prior to such determination. The Committee's determination of the existence of an individual's disability will be effective when communicated in writing to the Optionee and will be conclusive on all of the parties.

(i) "Effective Date" means the date on which this Plan is approved by the Board of Directors.

(j) "Employee" means any person employed by the Company.

(k) "Fair Market Value" with respect to shares of Common Stock for any date means:

1) If the Common Stock is traded on a national securities exchange or on either the National Market System or Small Cap Market of NASDAQ, the "Fair Market Value of a share of Common Stock shall be the average between the lowest and highest reported sales price of the Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;

2) If the Common Stock is not traded on a national securities exchange or on NASDAQ but bid and asked prices are regularly quoted on the NASDAQ OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service, the "Fair Market Value" of a share of Common Stock shall be the average between the highest bid and lowest asked prices as reported by such service for such date or, if such date was not a business day, on the preceding business day; or

3) If there is no public trading of the Common Stock within the terms of subparagraphs A or B, the "Fair Market Value" of a share of Common Stock shall be as determined by the Committee in its sole discretion.

(l) "Incentive Stock Option" means an option to purchase shares of Common Stock that the Committee indicates is intended to qualify as an incentive stock option within the meaning of "Section 422 of the Internal Revenue Code and is granted under Article VI of this Plan.

(m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock that the Committee either indicates is intended to be a nonqualified stock option or indicates is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VII of this Plan.

(n) "Optionee" means any individual who is granted either an Incentive Stock Option or a Nonqualified Stock Option under this Plan.

(o) "Reserved Shares" means the number of shares of Common Stock reserved for issuance pursuant to Awards under this Plan as provided in Section 3.1 of
Article III.

(p) "Securities Act" means the Securities Act of 1933, as amended.

(q) "Significant Shareholder" means any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of this definition a person shall be considered as owning all stock owned, directly or indirectly by or for such person's brothers and sister, spouse, ancestors and lineal descendants. In addition, stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries to the extent required by Section 422 of the Internal Revenue Code.


                               ARTICLE III
                        STOCK SUBJECT TO THE PLAN

   3.1  Aggregate Number of Reserved Shares.   Subject to adjustment in
accordance with Section 9.1, the total number of shares of Common Stock reserved for issuance pursuant to all Awards under this Plan is established at 100,000 shares.

   3.2  Number of Available Shares.   At any point in time, the number of
Available Shares shall be the number of Reserved Shares at such time minus:
    (a) the number of shares of Common Stock issued upon the exercise of Incentive Stock Options and Nonqualified Stock Options prior to such time; and
    (b) the number of shares covered by Incentive Stock Options and Nonqualified Stock Options that have been granted and which have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time.

As a result of the foregoing, if an Incentive Stock Option or Nonqualified Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock Covered by such option that were not purchased through the exercise of such option will be added back to the Available Shares. However, shares of Common Stock used by an Optionee to satisfy withholding obligations upon the exercise of a Nonqualified Stock Option shall nonetheless, for purposes of this Plan, be considered as having been issued upon the exercise of such option.

   3.3  Sources of Available Shares.   Available Shares may be either (i)
authorized but unissued shares of Common Stock or (ii) shares of Common Stock which have previously been issued by the Company that were subsequently reacquired by the Company. The source of Available Shares shall be determined by the Board of Directors from time-to-time in their sole discretion. In the absence of any determination by the Board of Directors to the contrary, the Available Shares shall come from the authorized but unissued shares of Common Stock of the Company. The Company will, at all times, reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by Incentive Stock Options and Nonqualified Stock Options that have been granted and which have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time and (ii) the number of Available Shares at such time.

3.4 Annual Limit on Number of Shares to Any One Person.   No person will be
eligible to receive Awards under this Plan which, in aggregate, exceed 20,000 shares in any calendar year except in connection with the hiring or commencement of services from such person in which case such limit shall be 40,000 shares during such calendar year.


                                   ARTICLE IV
                    COMMENCEMENT AND DURATION OF THE PLAN

   4.1  Effective Date of the Plan.   This Plan will be effective as of the
date on which it is approved by the Board of Directors (the "Effective Date") subject to the provisions of Section 4.2.

   4.2  Shareholder Approval of the Plan.   This Plan will be submitted
for the approval of the shareholders of the Company within twelve (12) months of the Effective Date. This Plan will be deemed, approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company's shareholders at which a quorum is present in person or by proxy. No awards will be made under this Plan prior to such shareholder approval.

   4.3  Termination of the plan.   This plan will terminate ten years from the
effective date. In addition, the Board of Directors will have the right to suspend or terminate this Plan at any time. Any termination of this Plan will not affect the exercisability of any Incentive Stock Options or Nonqualified Stock Options granted under this Plan prior to such termination.




                                     ARTICLE V
                             ADMINISTRATION OF THE PLAN

    	Subject to the provisions of this Plan and any additional terms or conditions which may, from time to time, be imposed by the Board of Directors, the Committee will administer this Plan and will have the authority, in its sole discretion, to grant Incentive Stock Options or grant Nonqualified Stock Options in accordance with Articles VI and VII, respectively. The Committee may, from time to time, adopt rules and regulations relating to the administration of this Plan and may, but is not required to, seek the advice of legal, tax, accounting and compensation advisors. Decisions of the Committee with respect to the administration of this Plan, the interpretation or construction of this Plan or the interpretation or construction of any written agreement evidencing an Award will be final and conclusive, subject only to review by the full Board of Directors. The Committee may correct any defect, supply any omission or Reconcile any inconsistency in this Plan or in any agreement evidencing an Award in the manner and to the extent it deems appropriate.

     The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. For purposes of this paragraph, directors who are not "outside directors" as such term is defined in Treasury Regulation (section) 1.162-27(e)(3) and directors who are not "nonemployee directors" as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, shall be referred to as nonqualified directors. Nonqualified directors may serve on the Committee. However, nonqualified directors shall be deemed (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) to have abstained from any action requiring under Section 162(m)the approval of a committee consisting solely of outside directors or from any action requiring under Rule 16b-3 the approval of a committee consisting solely of nonemployee directors and the assent of any such disqualified director shall be ignored for purposes of determining whether or not an such actions were approved by the Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting and such action would require under Section 162(m) the approval of a committee consisting solely of outside directors or such action would require under Rule 16b-3 the approval of a committee consisting solely of nonemployee directors, the disqualified director shall, for purposes of such consent, be deemed to not be a member of the Committee.

     If no Committee is appointed, the Board of Directors will have all the duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may abolish a Committee and assume the duties and responsibilities of the Committee at any time if it elects to do so in a resolution adopted by the Board of Directors.


                                ARTICLE VI
                 INCENTIVE STOCK OPTION TERMS AND CONDITIONS

     Incentive Stock Options may be granted under this Plan in accordance with the following terms and conditions.

   6.1  Requirement for a Written Incentive Stock Option Agreement.   Each
Incentive Stock Option will be evidenced by a written option agreement. The Committee will determine from time-to-time the form of Incentive Stock Option agreement to be used under this Plan. The terms of the Incentive Stock Option agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 6, the terms and conditions of each Incentive Stock Option do not need to be identical.

   6.2  Who May be Granted an Incentive Stock Option.   An Incentive Stock
Option may be granted to any Employee who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its Subsidiaries. The Committee, in its sole discretion, shall determine when and to which Employees Incentive Stock Options are granted under this Plan.

  6.3  Number of Shares covered by an Incentive Stock Option.   The Committee,
in its sole discretion, shall determine the number of shares of Common Stock covered by each Incentive Stock Option granted under this Plan and such number shall be specified in the written agreement evidencing such Incentive Stock Option.

   6.4  Vesting Schedule Under an Incentive Stock Option.   The Committee, in
its sole discretion, shall determine whether an Incentive Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee, in its sole discretion. The vesting terms and conditions, if any, of each Incentive Stock Option as determined by the Committee shall be specified in the written option agreement evidencing such option. Notwithstanding the foregoing, to the extent that an Incentive Stock Option (together with other incentive stock options within the meaning of Section 422 of the Internal Revenue Code held by such Optionee with an equal or lower exercise price per share) purports to become exercisable for the first time during any calendar year as to shares of Common Stock with a Fair Market Value (determined at the time of grant) in excess of $100,000, such excess shares shall be considered to be covered by a nonqualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

   6.5  Exercise Price of an Incentive Stock Option.   The purchase price of
shares of Common Stock under each Incentive Stock Option will be 100% of the Fair Market Value of a share of Common Stock as of the date on which the Incentive Stock Option was granted. However, if the Optionee is a Significant Shareholder, the purchase price of shares of Common Stock under each Incentive Stock Option will be 110% of the Fair Market Value of a share of Common Stock as of the date on which the Incentive Stock Option was granted.

   6.6  Duration of an Incentive Stock Option--Generally.   The Committee will
determine, in its sole discretion, the term of each Incentive Stock Option provided that such term will not exceed 10 years from the date on which such option was granted or, in the case of a Significant Shareholder, will not exceed 5 years from the date on which such option was granted. The term of each Incentive Stock Option shall be set forth in the written option agreement evidencing such option. The Optionee shall have no further right to exercise an Incentive Stock Option following the expiration of such term.

   6.7  The Effect of Termination of the Optionee's Employment on the Term of an
Incentive Stock Option.   If an Optionee, while possessing an Incentive Stock
Option that has not expired or been fully exercised, ceases to be an Employee of the: Company for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 6.8 and 6.9, respectively), the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within three months following the date the Optionee ceased to be an Employee of the Company except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option. The Committee may provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Incentive Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

   6.8  The Effect of the Death of an Optionee on the Term of an Incentive Stock
Option.   If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the death of the Optionee, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

   6.9  The Effect of the Disability of an Optionee on the Term of an Incentive
Stock Option.   If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the Optionee becoming Disabled, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

   6.10  Transferability.   No Incentive Stock Option may be transferred by the
Optionee other than by will or the laws of descent and distribution upon the death of the Optionee.

   6.11  Tax Treatment and Savings Clause.   Nothing contained in this Plan, any
written option agreement representing and Incentive Stock Option, any document provided by the Company to an Option or any statement made by or on behalf of the Company shall constitute a representation or warranty of the tax treatment of any option or that such option shall qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Any option which is designated as an Incentive Stock Option but which, either in whole or in part, fails for any reason to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code or which fails to satisfy requirements under this Plan which apply only to Incentive Stock Options shall be treated as an incentive stock option to the fullest extent permitted under Section 422 of the Internal Revenue Code and this Plan and otherwise shall, notwithstanding such designation, be treated as a Nonqualified Stock Option under this Plan.


                                ARTICLE VII
                NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

    Nonqualified Stock Options may be granted under this Plan in accordance with the following terms and conditions.

   7.1  Requirement for a Written Nonqualified Stock Option Agreement.   Each
Nonqualified Stock Option will be evidenced by a written option agreement. The Committee will determine from time-to-time the form of written Nonqualified Stock Option agreement to be used under this Plan. The terms of the Nonqualified Stock Option agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 7, the terms and conditions of each Nonqualified Stock Option do not need to be identical.

   7.2  Who May be Granted an Nonqualified Stock Option.   A Nonqualified Stock
Option may be granted to any Employee, any director of the Company and any other individual who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Nonqualified Stock Options are granted under this Plan.

   7.3  Number of Shares Covered by a Nonqualified Stock Option.   The
Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Nonqualified Stock Option granted under this Plan and such number shall be specified in the written agreement evidencing such Nonqualified Stock Option.

   7.4  Vesting Schedule Under a Nonqualified Stock Option.   The Committee, in
its sole discretion, shall determine whether a Nonqualified Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee, in its sole discretion. The vesting terms and conditions, if any, of each Nonqualified Stock Option as determined by the Committee shall be specified in the written option agreement evidencing such option.

   7.5  Exercise Price of a Nonqualified Stock Option.   The purchase price of
shares of Common Stock under each Nonqualified Stock Option will be 100% of the Fair Market Value of a share of Common Stock as of the date on which the Nonqualified Stock Option was granted. However, if it is subsequently determined that the exercise price as stated in the written option agreement is less than 100% of the Fair Market Value as of the date on which an option was granted, such fact will not invalidate a Nonqualified Stock Option.

   7.6  Duration of a Nonqualified Stock Option--Generally.   The Committee will
determine, in its sole discretion, the term of each Nonqualified Stock Option provided that such term will not exceed 10 years from the date on which such option was granted. The term of each Nonqualified Stock Option shall be set forth in the written option agreement evidencing such option. The Optionee shall have no further right to exercise a Nonqualified Stock Option following the expiration of such term.

   7.7  The Effect of Termination of the Optionee's Employment or Service as a
Director on the Term of a Nonqualified Stock Option.   If an Optionee, while
possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company (or, in the case of an Optionee who is not an Employee but is a director of the Company, ceases to be a director of the Company) for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 7.8 and 7.9, respectively), the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within three months following the date the Optionee ceased to be an Employee (or a director as the case may be) of the Company except that this provision will not extend the time within which an Nonqualified Stock Option may be exercised beyond the expiration of the term of such option. The Committee may provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Nonqualified Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

   7.8  The Effect of the Death of an Optionee on the Term of a Nonqualified
Stock Option.   If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee's death, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option.

   7.9  The Effect of the Disability of an Optionee on the Term of a
Nonqualified Stock Option.   If an Optionee, while possessing a Nonqualified
Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee becoming Disabled, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option.

   7.10 Transferability.   The Committee may, in the written agreement
evidencing any Nonqualified Stock Option, provide that such Nonqualified Stock Option be transferred by gift to the Optionee' s spouse, children or a trust for the exclusive benefit of any combination of the Optionee, the Optionee's spouse and the Optionee's children provided that any transfer of a Non-Qualified Option shall be conditioned upon the Optionee and the transferee of such Non-Qualified Stock Option executing and delivering to the Company a form of Transfer/Assumption of Non-Qualified Stock Option Agreement as the Company may request. Notwithstanding any transfer of a Non-Qualified Stock Option, the Optionee shall remain liable to the Company for any income tax withholding amounts which the Company is required to withhold at the time that the transferred Non-Qualified Stock Option is exercised. If the written agreement evidencing any Nonqualified Stock Option does not expressly provide that such Nonqualified Stock Option is transferable, such Nonqualified Stock Option may not be transferred by the Optionee, other than by will or the laws of descent and distribution upon the death of the Optionee, without the prior written consent of the Committee, which consent may be withheld in the Committee's sole discretion.

                                 ARTICLE VIII
                    EXERCISE OF OPTIONS TO PURCHASE SHARES

   8.1  Notice of Exercise.   Shares may be purchased pursuant to an Incentive
Stock Option or Nonqualified Stock Option granted under this Plan only upon receipt by the Company of written notice signed and delivered by the Optionee (or, in the case of exercise after death of the Optionee, by the executor, administrator, heir or legatee of the Optionee, as the case may be) directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. Such notice will state the number of shares of Common Stock being purchased, specify the method of payment of the exercise price for the shares being purchased, specify the method of payment of the Tax Withholding if the option is a Nonqualified Stock Option, and, unless an registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, contain such representations as the Company determines to be necessary or appropriate in order for the sale of shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act.

   8.2  Payment of Exercise Price.   Unless the Committee, in its sole
discretion, determines otherwise, Shares may be acquired upon the exercise of an Incentive Stock Option or Nonqualified Stock Option granted under this Plan only upon receipt by the Company of payment in full of the Exercise Price of such shares being purchased in cash, by delivery of a full-recourse promissory note, by the surrender of other securities issued by the Company (provided that such other securities have been held by the Optionee for at least six months prior to the date on which the Option is being exercised) or by any combination of the foregoing. The Committee may, in its sole discretion, permit an Optionee to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price of the shares of Common Stock purchased in such exercise. No shares of Common Stock will be issued upon the exercise or attempt to exercise any option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with the foregoing.

   8.3  Payment of Tax Withholding Amounts.   Unless the Committee, in its sole
discretion determines otherwise, each Optionee must, upon the exercise of a Nonqualified Stock Option granted under this Plan (including Nonqualified Stock Options transferred by the Optionee), either with the delivery of the notice of exercise or upon notification of the amount due, pay to the Company or make adequate provision for the payment of all amounts determined by the Company to be required to satisfy applicable federal, state and local tax withholding requirements ("Tax Withholding"). The Nonqualified Stock Option may provide or the Committee may allow, in its sole discretion, the payment by the Optionee of the Tax Withholding in cash, by the Company withholding such amount from other amounts payable by the Company to the Optionee, including salary, by delivery of other securities of the Company, by the Optionee requesting the Company to reduce the number of Shares to be issued upon the exercise of the Nonqualified Stock Option or any combination of the foregoing. By receiving and exercising a Nonqualified Stock Option, the Optionee shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Optionee. The Committee may, in its solediscretion, permit an Optionee to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the Shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No Shares will be issued upon an exercise of a Nonqualified Stock Option unless and until payment or adequate provision for payment of the Tax Withholding has been made in accordance with the foregoing. If the Company determines that additional withholding is or becomes required beyond any amount paid or provided for by the Optionee in accordance with the foregoing, the Optionee will pay such additional amount to the Company immediately upon demand by the Company. If the Optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Optionee, including salary. The Optionee, by receiving and exercising any Nonqualified Stock Option shall be deemed to have consented to such withholding.

   8.4  Payment of Exercise Price or Withholding with Other Securities.   To the
extent permitted in Section 8.2 and Section 8.3 above, the Exercise Price and Tax Withholding may be paid by the surrender of other securities of the Company by so notifying the Company in the notice of exercise and by delivering to the Company with such notice either the certificates or instruments representing such other securities duly endorsed for transfer or by delivering to the Company an attestation in such form as the Company may deem to be appropriate with respect to the Optionee's ownership of other securities of the Company. Any Common Stockor other securities of the Company shall, for purposes of this
Section 8, be valued at the publicly reported price for the last sale on the last business day preceding the day the Company receives the Optionee's notice of exercise, or, if there are no publicly reported prices of such Common Stock or other securities of the Company, at the fair market value of such Common Stock or other securities of the Company, as determined in good faith by the Board of Directors. To the extent permitted in Section 8.3 above, Tax Withholding may, if the Optionee so notifies the Company at the time of the notice of exercise, be paid by the application of Shares which could be received upon exercise of a Nonqualified Stock Option or shares of Common Stock which could be received upon exercise of any other stock option issued by the Company. This application of Shares shall be accomplished by crediting toward the Optionee s Tax Withholding obligation the difference between the fair market value of the Company's Common Stock and the exercise price of the Nonqualified Stock Option or other stock option specified in the Optionee's notice. Any such application shall be considered an exercise of the Nonqualified Stock Option or other stock option to the extent that Shares are so applied and, as such, may add to the Optionee's withholding obligation.

   8.5  Compliance with Securities Laws.   No Shares will be issued with respect
to the exercise of any Incentive Stock Option or Nonqualified Stock Option unless the exercise and the issuance of the Shares will comply with all relevant provisions of law, including, without limitation, the Securities Act, any registration under the Securities Act in effect with respect to the Plan, all applicable state securities laws, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will not be liable to any Optionee or any other person for failure to issue Shares upon the exercise of an option where such failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed by the Company's counsel to be necessary. The Board may require any action or agreement by an Optionee as may from time to time be necessary to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.

   8.6  Issuance of Shares.   Notwithstanding the good faith compliance by the
Optionee with all of the terms and conditions of the written agreement Evidencing an Incentive Stock Option or Nonqualified Stock Option and with this
Article VIII, the Optionee will not become a shareholder and will have no rights as a shareholder with respect to the Shares purchased through such exercise unless and until a stock certificate is issued in the name of the Optionee by the Company or its transfer agent. Notwithstanding the foregoing, the Company shall not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Optionee as soon as is practicable after the compliance by the Optionee with all of the terms and conditions of the written agreement and with this Article VIII.

   8.7  Notice of any Disqualifying Disposition and Provision for Tax
Withholding.   Any Optionee that exercises an Incentive Stock Option and then makes a "disqualifying disposition" (as such term is defined under Section 422 of the Internal Revenue Code) of the shares so purchased, shall immediately notify the Company in writing of such disqualifying disposition and shall pay or make adequate provision for all Tax Withholding as if such Incentive Stock Option was a Nonqualified Stock Option in accordance with Section 8.3.


                               ARTICLE IX
                     CHANGES IN CAPITAL STRUCTURE

   9.1  Adjustments of Number of Shares and Exercise Price.   Except as provided
in Section 9.2, if the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares or Common Stock, or dividend payable in shares of Common Stock, the Committee will make such adjustment as it deems appropriate in the number and kind of shares of Common Stock or other securities covered by Incentive Stock Options and Nonqualified Stock Options which may be granted under this Plan. In addition, the Committee will at such time make such adjustment in the number and kind of shares of Common Stock or other securities covered by outstanding Incentive Stock Options and outstanding Nonqualified Stock Options, as well as make an adjustment in the exercise price under each such options as the Committee deems appropriate. Any determination by the Committee as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.

   9.2  Acceleration of Vesting.   In the event of any dissolution or
liquidation of the Company, or any merger or consolidation with one or more corporations in which the Company is not the surviving entity, or in which the security holders of the Company prior to such transaction do not receive in the transaction securities with voting rights with respect to the election of directors equal 50% or more of the votes of all classes of securities of the surviving corporation which will be outstanding immediately after such transaction, each outstanding Incentive Stock Option and each outstanding Nonqualified Stock Option shall become immediately exercisable in its entirety, notwithstanding any vesting schedule included in the written agreement evidencing such option, fifteen (15) days prior to such event and shall, unless the event fails to occur, continue to be exercisable in such manner for forty-five (45) days after such event, unless, as an expressed term of such transaction, adequate provision is made for the continuation of the rights of holders of such outstanding option after the consummation of such transaction.


                                ARTICLE X
                           UNDERWRITERS LOCK-UP

    Each written agreement evidencing an Award will specify that the Optionee, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the Optionee will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Optionee provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering.


                               ARTICLE XI
                           EMPLOYMENT RIGHTS

    Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Optionee any right to be continued in the employment of the Company or to limit or affect in any way the right of the Company, in its sole discretion, (a) to terminate the employment of such Optionee at any time, with or without cause, (b) to change the duties of such Optionee, or (c) to increase or decrease the compensation of the Optionee at any time. Unless the written agreement evidencing an Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:

     1) for Employees of the Company, the continued employment of the Optionee;


     2) for independent contractors, the Optionee continuing to provide services to the Company on substantially the same terms and conditions as such services were provided at the time of the Award; or

     3) for directors who are not Employees, the Optionee continuing to serve as a director of the Company;


and nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment, service as an independent contractor or service as a director.


                                ARTICLE XII
                             AMENDMENT OF PLAN

    The Board of Directors may, at any time and from time to time, modify or amend this Plan as it deems advisable except that any amendment increasing the number of shares of Common Stock reserved under this Plan or expanding the persons eligible to receive Awards shall only become effective if and when such amendment is approved by the shareholders of the Company. Except as provided in
Section 9 hereof, no amendment shall be made to the terms or conditions of an outstanding Incentive Stock Option or Nonqualified Stock Option without the written consent of the Optionee.

DATED as of and approved by the Board of Directors of the Company effective as of January 25, 2000.

Approved by the shareholders of the Company on March 29, 2000.